                                                                     EXHIBIT 4.1
NUMBER

[SEAL]

COMMON STOCK


SEE REVERSE FOR CERTAIN DEFINITIONS
 AND OTHER IMPORTANT INFORMATION

10579


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     SHARES
 **************
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[LOGO]

                          COMMUNITY BANK SYSTEM, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


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THIS CERTIFIES THAT                                            CUSIP 203607 10 6

0000011527                                                     **************
                                                               **************
                                                               **************
                                                               **************
                                                               **************
IS THE OWNER OF **************************                     **************

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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                             [CERTIFICATE OF STOCK]

Community Bank System, Inc., hereinafter called the "company", transferable on the books of the company by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
In Witness Whereof, the company has caused this certificate to be signed by its duly authorized officers with their facsimile signatures, and its seal to be hereunto affixed.

Dated
10579001020 JOY

     COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
           (NEW YORK, N.Y.)
                        TRANSFER AGENT AND REGISTRAR

BY


/s/                         /s/ Donna J. Drengel         /s/ Sanford A. Belden
------------------------    -----------------------      -----------------------
AUTHORIZED SIGNATURE        CORPORATE SECRETARY               PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                          COMMUNITY BANK SYSTEM, INC.

     THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY. ANY SUCH REQUEST MAY BE DIRECTED TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT -           Custodian
                    ----------------------------
                     (Cust)             (Minor)
                    under Uniform Gifts to Minors

                    Act...................  .....
                                   (State)
Additional abbreviations may also be used though not in the above list.


     For value received, ....................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


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--------------------------------------- ........................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .........................................................

 ................................................................................
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.


Dated -------------------------------------------


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Shareholder Signature


-------------------------------------------------
Shareholder Signature (if in joint tenant name)



Signature(s) Guaranteed:




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THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of February 21, 1995 (as such may be amended from time to time, the "Rights Agreement"), between Community Bank System, Inc. (the "Company") and Community Bank, National Association, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be terminated, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.